UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2006

Aviall, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12380	65-0433083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 Regent Boulevard DFW Airport, Texas		75261
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 586-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Amendment No. 5 to the Second Amended and Restated Credit Agreement

General. On July 11, 2006 (the “Effective Date”), Aviall, Inc. (the “Company”), Aviall Services, Inc. (collectively with the Company, “Aviall”), Citicorp North America, Inc., as administrative agent, Citigroup Global Markets, Inc., as joint lead arranger, Wachovia Bank, National Association, as joint lead arranger and documentation agent, General Electric Capital Corporation and Wells Fargo Bank, as co-syndication agents and co-arrangers, along with the other lenders and issuers signatory thereto, entered into Amendment No. 5 to the Second Amended and Restated Credit Agreement (“Amendment No. 5”). The provisions of Amendment No. 5 amend several provisions of Aviall’s Second Amended and Restated Credit Agreement (as previously amended, the “Credit Facility”), including the following:

Increase in Facility Size. The total amount of revolving credit commitments has been increased from $260.0 million to $290.0 million. Availability continues to be subject to a borrowing base calculation.

Maximum Leverage Ratio. The maximum leverage ratio under the Credit Facility has been increased to 3.50 to 1. Prior to Amendment No. 5, the maximum leverage ratio was 3.25 to 1.

Other Provisions Unchanged. In general, the remaining provisions of the Credit Facility are not changed by Amendment No. 5 and remain in full force and effect. The foregoing summary of the material terms and conditions of Amendment No. 5 should be read in conjunction with, and is qualified in its entirety by, the actual text of Amendment No. 5 attached hereto as Exhibit 99.1, which is incorporated herein by reference for all purposes, and by the Company’s previous disclosure regarding the terms and conditions of the Credit Facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure made above under “Item 1.01. - Entry Into a Material Definitive Agreement - Amendment No. 5 to the Second Amended and Restated Credit Agreement” is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Amendment No. 5 to the Second Amended and Restated Credit Agreement, entered into as of July 11, 2006, by and among Aviall Services, Inc., Aviall, Inc., the Lenders and Issuers set forth on the signature pages thereto, Citicorp North America, Inc., as Administrative Agent, Citigroup Global Markets, Inc., as Joint Lead Arranger, Wachovia Bank, National Association, as Joint Lead Arranger and Documentation Agent, and General Electric Capital Corporation and Wells Fargo Bank, as Co-Syndication Agents and Co-Arrangers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVIALL, INC.

By:	/s/ Jeffrey J. Murphy
Name:	Jeffrey J. Murphy
Title:	Senior Vice President, Law and Human Resources, Secretary and General Counsel

Date: July 14, 2006

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EXHIBIT INDEX

99.1	Amendment No. 5 to the Second Amended and Restated Credit Agreement, entered into as of July 11, 2006, by and among Aviall Services, Inc., Aviall, Inc., the Lenders and Issuers set forth on the signature pages thereto, Citicorp North America, Inc., as Administrative Agent, Citigroup Global Markets, Inc., as Joint Lead Arranger, Wachovia Bank, National Association, as Joint Lead Arranger and Documentation Agent, and General Electric Capital Corporation and Wells Fargo Bank, as Co-Syndication Agents and Co-Arrangers.

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